Outstanding Indebtedness	12 Months Ended
Dec. 31, 2011
Outstanding Indebtedness [Abstract]
Outstanding Indebtedness

Note 5—Outstanding Indebtedness

As of December 31, 2011, our outstanding indebtedness of approximately $1.3 billion consisted of mortgage notes and senior unsecured notes, excluding $61.7 million representing our proportionate share of debt associated with unconsolidated joint ventures. As of December 31, 2010, our outstanding indebtedness consisted of mortgage notes, senior unsecured notes and a senior unsecured revolving credit facility and totaled approximately $1.2 billion, excluding $62.3 million representing our proportionate share of debt associated with unconsolidated joint ventures.

As of December 31, 2011, the gross book value of our consolidated properties was approximately $3.2 billion and the gross book value of all properties securing our mortgage debt was approximately $0.7 billion. As of December 31, 2010, the total gross book value of our consolidated properties was approximately $3.0 billion and the gross book value of all properties securing our mortgage debt was approximately $1.0 billion. Our debt has various covenants with which we were in compliance as of December 31, 2011 and 2010.

Our outstanding indebtedness as of December 31, 2011 is summarized below (dollars in thousands).

	Interest Rate(1)	Maturity Date	Outstanding Balance as of December 31,

			2011	2010
Senior Unsecured Notes:
5 year, fixed rate(2)	5.53%	April 2011	$—	$50,000
2 year, variable rate	1.91%	June 2011	—	200,000
5 year, fixed rate	6.11%	June 2013	175,000	175,000
8 year, fixed rate(2)	5.68%	January 2014	50,000	50,000
3 year, variable rate(3)	2.63%	June 2015	175,000	—
9 year, fixed rate	5.43%	April 2020	50,000	—
10 year, fixed rate(2)	5.77%	April 2016	50,000	50,000
Private Placement 5 year, fixed rate	5.63%	June 2015	40,000	40,000
Private Placement 7 year, fixed rate	6.31%	June 2017	51,000	51,000
Private Placement 8 year, fixed rate	6.52%	June 2018	41,500	41,500
Private Placement 11 year, fixed rate	6.95%	June 2021	77,500	77,500
2011 Private Placement 5 year, fixed rate	4.02%	August 2016	49,000	—
2011 Private Placement 7 year, fixed rate	4.69%	August 2018	40,000	—
2011 Private Placement 8 year, fixed rate	4.97%	August 2019	46,000	—
2011 Private Placement 10 year, fixed rate	5.42%	August 2021	15,000	—
2011 Private Placement 11 year, fixed rate	5.50%	August 2022	40,000	—
2011 Private Placement 12 year, fixed rate	5.57%	August 2023	35,000	—
Mortgage Notes:
Variable:
Cabot	1.46%	October 2011	—	25,237
Fixed:
7 year, fixed rate	5.00%	March 2011	—	35,686
Kennedy Drive	7.55%	April 2011	—	3,786
Memphis Distriplex	6.79%	July 2011	—	4,283
Business Center	7.48%	August 2011	—	3,681
Cabot	4.79%	October 2011	—	13,507
Cabot	4.92%	October 2011	—	37,043
Roosevelt Distribution Center.	7.11%	December 2011	—	1,961
Baltimore-Washington	6.25%	September 2012	24,480	24,999
Willowbrook	6.84%	September 2012	7,570	7,726
Greens Crossing	6.44%	October 2012	6,329	6,505
Mid South Logistics Center	6.40%	November 2012	11,641	11,859
Louisville Logistics Center	6.04%	January 2013	5,120	5,464
111 Lake Drive.	5.79%	April 2013	4,981	5,073
Binney & Smith Distribution Center	6.97%	June 2013	7,058	7,968
8 year, fixed rate	4.97%	October 2013	16,776	17,283
Shelby 5	5.69%	December 2013	6,055	6,436
1700 Desoto	6.00%	April 2014	3,407	—
10 year, fixed rate(2)	5.31%	January 2015	47,539	48,952
Shelby 4	7.40%	December 2017	859	979
Miami Commerce Center	6.91%	October 2018	3,928	4,406
Cabot	6.17%	March 2019	51,814	52,477
Cabot	6.11%	February 2020	68,339	69,230
Rollins Road	4.25%	December 2021	19,962	—
Haven A	7.29%	October 2022	8,845	9,410
Shelby 19	6.72%	November 2022	9,444	10,065
6th & Rochester	4.96%	August 2023	3,630	—
Mohawk	5.75%	August 2025	7,415	7,793

Weighted Avg./Totals(4)	5.36%		1,250,192	1,156,809
Premiums/Discounts, Net of Amortization(5)	N/A		2,591	3,550

Total Senior Unsecured Notes and Mortgage Notes	N/A		1,252,783	1,160,359
Senior Unsecured Revolving Credit Facility(6)	2.38%	June 2015	—	51,000

Total Carrying Value of Debt	N/A		$1,252,783	$1,211,359

Fixed Rate Debt(4)	5.81%		$1,075,192	$931,572
Premiums/Discounts, Net of Amortization (5)	N/A		2,591	3,550
Variable Rate Debt(4)	2.63%		175,000	276,237

Total Carrying Value of Debt	N/A		$1,252,783	$1,211,359

(footnotes on following page)

(footnotes to previous page)

(1)	Interest rates for fixed rate debt are stated rates. Interest rates for variable rate debt are the interest rate charged as of the last payment in 2011.
(2)	We assigned certain derivative instruments to these notes and the fair value of these derivative instruments are amortized to interest expense over the life of the assigned notes.
(3)	The $175.0 million term loan agreement bears interest at either 0.80% to 1.65% over prime or 1.80% to 2.65% over LIBOR, per annum at our election, depending upon our leverage ratio.
(4)	Weighted average interest rates are based upon outstanding balances as of December 31, 2011.
(5)

Certain mortgages were assumed in conjunction with the acquisition of properties and the difference between the fair value and the face value of these notes at the date of acquisition is reflected as a premium or discount which are amortized to interest expense over the remaining life of the underlying note.

(6)

The Company refinanced its $300 million senior unsecured revolving credit facility in June 2011. The new facility expires on June 3, 2015 and bears interest at either 0.65% to 1.35% over prime or 1.65% to 2.35% over LIBOR, per annum at our election, depending upon our leverage ratio. We have issued two letters of credit secured by the senior unsecured credit facility totaling $9.8 million.

Debt Payoffs, Refinancing and Issuance

During the year ended December 31, 2011, we retired $124.7 million of maturing mortgage notes which were repaid using proceeds from the Company's senior unsecured revolving credit facility and with proceeds from our senior unsecured notes issued through a private placement discussed below.

In April 2011, we refinanced $50.0 million of maturing senior unsecured notes. The new fixed-rate notes bear interest of 5.43%, mature in April 2020 and require quarterly interest payments.

On June 3, 2011, we entered into a term loan agreement with a syndicate of 12 banks, pursuant to which we borrowed $175.0 million through a senior unsecured loan. The term loan is scheduled to mature on June 3, 2015 and may be prepaid in whole or in part at any time. The term loan agreement provides for a variable interest rate based on either the base rate under the agreement or LIBOR, at our election, plus a margin that is initially based on our leverage ratio. The margins on base rate loans initially may range from 0.80% to 1.65% per annum, and the margins on LIBOR-based loans may range from 1.80% to 2.65% per annum. This loan agreement has various covenants with which we are in compliance as of December 31, 2011. We used the term loan, together with proceeds from a draw under our senior unsecured revolving credit facility, to repay our unsecured term loan that was scheduled to mature on June 6, 2011.

On August 1, 2011 we issued $225.0 million of new fixed rate, senior unsecured notes through a private placement. These senior unsecured notes have a weighted average maturity of 8.5 years and a weighted average interest rate of 4.93%. The notes have maturities of 5, 7, 8, 10, 11 or 12 years. Proceeds from these notes were used to repay outstanding indebtedness and for general corporate purposes.

On November 4, 2011, we issued a non-recourse mortgage note for $20.0 million in connection with a property acquisition. The note bears interest of 4.25%, requires monthly payments of principal and interest and matures in December 2021.

In January 2010, we repaid approximately $42.0 million of $112.0 million of debt previously scheduled to mature in 2012. The remaining balance of approximately $70.0 million was refinanced at a fixed rate of 6.11% with a new maturity of 2020 and mortgages on five properties were released. In February 2010, we repaid approximately $49.9 million of $102.9 million of debt previously scheduled to mature in 2011. The remaining balance of approximately $53.0 million was refinanced at a fixed rate of 6.17% with a new maturity of 2019 and mortgages on 11 properties were released. The debt repayments were funded using borrowings under our senior unsecured revolving credit facility and cash flows from operations. These transactions were treated as debt modifications pursuant to GAAP.

On June 6, 2010, we repaid $100.0 million of our senior unsecured term loan using funds borrowed on our senior unsecured revolving credit facility and extended the maturity on the remaining $200 million balance for one year. The $200 million term loan has a new interest rate based on LIBOR plus 1.25% to 1.80% or at prime, at our election and was treated as a debt modification pursuant to GAAP.

On June 22, 2010, we issued $210.0 million of fixed rate, senior unsecured notes to a group of 12 investors in a private placement offering. These notes were issued with a weighted average term of 8.3 years, include five, seven, eight and 11 year maturities and have a weighted average interest rate of approximately 6.46%. Proceeds from the transaction were used to repay amounts outstanding on our senior unsecured revolving credit facility.

Debt Assumptions

During the year ended December 31, 2011, we assumed two non-recourse mortgage notes with outstanding balances of approximately $3.9 million and $3.4 million, respectively, in connection with two property acquisitions. The assumed notes bear interest at 4.96% and 6.0%, respectively, and require monthly payments of principal and interest. The notes mature in August 2023 and April 2014, respectively.

During the year ended December 31, 2010, we assumed secured, non-recourse notes with outstanding balances totaling approximately $19.6 million in connection with three property acquisitions. These assumed notes bear interest at fixed rates ranging from 7.29% to 7.55% and require monthly payments of principal and interest. The maturity dates of the assumed notes range from April 2011 to October 2022. In accordance with GAAP, the difference between the fair value and face value of these assumed notes at the date of acquisition resulted in a premium of approximately $1.5 million, which is amortized to interest expense over the remaining life of the underlying notes.

For the years ended December 31, 2011, 2010 and 2009, the amortization of all premiums/discounts resulted in a reduction of interest expense of approximately $1.0 million, $0.9 million and $0.8 million, respectively.

Line of Credit

On June 3, 2011 we entered in an amendment to extend the maturity date of our $300.0 million senior unsecured revolving credit facility from August 19, 2013 until June 3, 2015. This amendment also increased the number of banks included on the facility from nine to twelve and reduced the interest rate payable to either 0.65% to 1.35% over prime or 1.65% to 2.35% over LIBOR, per annum at our election, depending upon the Company's leverage ratio. The amendment also provides us the ability, from time to time, to extend the size of the facility by up to an additional $200.0 million, to a total of $500.0 million, subject to receipt of lender commitments and other conditions. We incurred a total of approximately $2.1 million in fees paid to the creditor and third-party costs which have been deferred and will be amortized over the life of the new credit facility. Proceeds from draws on the line have been used to pay off mortgage notes and senior unsecured notes as they became due, to finance our property acquisitions and for general corporate purposes including payment of distributions. See Note 3 - Investment in Properties for further detail related to our property acquisitions.

As of December 31, 2011 we had no balance outstanding on our senior unsecured revolving credit facility; however we have issued two letters of credit secured by the senior unsecured revolving credit facility totaling $9.8 million. As of December 31, 2010, we had $51.0 million outstanding on our senior unsecured revolving credit facility.

Capitalized Interest

During the years ended December 31, 2011, 2010 and 2009, we incurred interest expense of approximately $64.3 million, $57.0 million and $52.9 million, respectively, including amounts from discontinued operations. We capitalized approximately $2.7 million, $2.2 million and $6.1 million of interest in 2011, 2010 and 2009, respectively, associated with certain development and redevelopment, and other construction activities.

Debt Maturities

The following table sets forth the scheduled maturities of our debt and regularly scheduled principal amortization, excluding unamortized premiums, as of December 31, 2011 (amounts in thousands).

Year	Senior Unsecured Notes	Mortgage Notes	Unsecured Credit Facility	Total
2012	$—	$57,659	$—	$57,659
2013	175,000	44,295	—	219,295
2014	50,000	9,975	—	59,975
2015	215,000	48,343	—	263,343
2016	99,000	5,724	—	104,724
Thereafter	396,000	149,196	—	545,196

Total	$935,000	$315,192	$—	$1,250,192